SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20509

                                   FORM 8-K-A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 15, 2000
                                 Date of Report
                       (Date of Earliest Event Reported)

                             ACCORD VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-25493                   98-0199141
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                            2 Park Plaza, Suite 450
                                Irvine, CA 92614
                    (Address of Principal Executive Offices)

                                  619-778-4705
                         Registrant's Telephone Number

                           1224 Avenue Road, Suite 1
                            Toronto, Ontario, Canada
                (Former Address of Principal Executive Offices)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     There have been the following changes to this Item, which was contained in the 8-K Current Report of the Company dated March 15, 2000.

     (a) Financial Statements of Business Acquired.

     Audited financial statements of Virtual World of Sports, Inc. for the period from October 29, 1999 to December 31, 1999 and unaudited financial statements for the period January 1, 2000 through March 31, 2000.

     (b) Exhibits. (See attached Financial Statements.)


     All other portions of the previously filed 8-K Current Report dated March 15, 2000 remain unchanged.

                          INDEX TO FINANCIAL STATEMENTS

Independent Auditors' Report.................................................. 1

Balance Sheets................................................................ 3

Statements of Operations...................................................... 4

Statements of Stockholders' Deficit........................................... 5

Statements of Cash Flows...................................................... 6

Notes to Financial Statements................................................. 7

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Virtual World of Sports, Inc.

We have audited the accompanying balance sheet of Virtual World of Sports, Inc., a development stage company (the "Company"), as of December 31, 1999, and the related statements of operations, stockholders' deficit and cash flows for the period October 29, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virtual World of Sports, Inc. at December 31, 1999, and the results of its operations and its cash flows for the period October 29, 1999 (inception) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

The accompanying balance sheet of Virtual World of Sports, Inc. as of March 31, 2000, and the related statements of operations, stockholders' deficit and cash flows for the quarter then ended were not audited by us and, accordingly, we express no opinion or other form of assurance on them.

As described in Note 1 to the financial statements, the Company completed a reorganization with a publicly held entity in March 2000. Because the transaction was a "reverse acquisition" and the Company is considered the acquirer for accounting purposes, the Company is now required to comply with the Securities Exchange Act of 1934. Among other things, this law requires the timely filing of proxy statements, quarterly financial statements, and annual audited financial statements.

Virtual World of Sports, Inc.
Page Two

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced a loss of approximately $715,000 for the period October 29, 1999 (inception) through March 31, 2000. As discussed in Note 7 to the financial statements, a significant amount of additional capital will be necessary to advance the development of the Company's product to the point at which it may become commercially viable. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in
Note 7. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

June 27, 2000
Newport Beach, California

                                           Squar, Milner, Reehl & Williamson LLP

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
           DECEMBER 31, 1999 (AUDITED) AND MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             DECEMBER 31,        MARCH 31,
                                                                 1999              2000
                                                           ---------------    ------------
                                     ASSETS

CURRENT ASSETS

     Cash                                                   $          80      $    16,292
     Stockholder advances                                              --            6,031
                                                            -------------      -----------
                                                                       80           22,323

Property and equipment, net                                            --           28,218

Deferred tax asset, net of valuation allowance                         --               --
                                                            -------------      -----------

                                                            $          80      $    50,541
                                                            =============      ===========


                            LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

     Accounts payable and accrued liabilities              $       3,446      $    85,710
     Royalty payable to related party                            130,000           77,239
     Note payable                                                     --          200,000
                                                           -------------      -----------
                                                                 133,446          362,949

Commitments and Contingencies

STOCKHOLDERS' DEFICIT

     Common stock, $.001 par value;  100,000 and
         20,000,000 shares authorized at December 31,
         1999  and  March  31,  2000, respectively;
         165,700  and 13,255,800 shares issued and
         outstanding at December 31, 1999 and March
         31, 2000, respectively                                      166           13,256
     Additional paid-in capital                                   99,914          389,324
     Deficit accumulated during development stage               (233,446)        (714,988)
                                                           -------------      -----------
                                                                (133,366)        (312,408)
                                                           -------------      -----------

                                                           $          80      $    50,541
                                                           =============      ===========

Page 3
      The accompanying notes are an integral part of these financial statements.

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
      FOR THE PERIOD OCTOBER 29, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999
           (AUDITED) AND THE QUARTER ENDED MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                     OCTOBER 29, 1999
                                                                       (INCEPTION)
                                                                     THROUGH DECEMBER     QUARTER ENDED
                                                                         31, 1999         MARCH 31, 2000
                                                                    ------------------- -------------------
REVENUES                                                            $               --  $               --

OPERATING COSTS AND EXPENSES
     Royalty expense to related party                                          230,000             350,000
     Other                                                                       3,446             131,542
                                                                    ------------------- -------------------
                                                                               233,446             481,542
                                                                    ------------------- -------------------

LOSS FROM OPERATIONS                                                          (233,446)           (481,542)

INCOME TAXES

     Income tax benefit                                                         79,000             142,000
     Less valuation allowance                                                  (79,000)           (142,000)
                                                                    ------------------- -------------------
                                                                                    --                  --
                                                                    ------------------- -------------------

NET LOSS                                                            $         (233,446) $         (481,542)
                                                                    =================== ===================

LOSS PER SHARE - BASIC AND DILUTED                                  $            (0.03) $            (0.04)
                                                                    =================== ===================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                         7,785,613          13,037,751
                                                                    =================== ===================

Page 4
      The accompanying notes are an integral part of these financial statements.

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
                   FOR THE PERIOD OCTOBER 29, 1999 (INCEPTION)
                    THROUGH DECEMBER 31, 1999 (AUDITED) AND
                  THE QUARTER ENDED MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                       Deficit
                                                          Common Stock              Additional    Accumulated During        Total
                                               ---------------------------------     Paid-In         Development       Stockholders'
                                                  Shares                Amount       Capital           Stage               Deficit
                                               -----------           -----------   ------------  -------------------- --------------
BALANCE - OCTOBER 29, 1999 (INCEPTION)                  --          $        --      $       --      $       --          $      --
Common stock issued in formation for cash at par    77,700                   78               2              --                 80
Common stock issued for cash at $1.25
  per share, net of issuance costs of $10,000       88,000                   88          99,912              --            100,000
Net loss                                                --                   --             --         (233,446)          (233,446)
                                               -----------           -----------    -----------      ----------          ---------
BALANCE - DECEMBER 31, 1999                        165,700                  166          99,914        (233,446)          (133,366)
Common stock issued in connection with
  reorganization                                12,872,300               12,872         (12,872)             --                 --
Common stock issued for cash at $1.25
  per share, net of issuance costs of $6,000        52,800                   53          59,947              --             60,000
Common stock issued for cash at $1.75
  per share, net of issuance costs or $46,250      165,000                  165         242,335              --            242,500
Net loss                                                --                   --              --        (481,542)          (481,542)
                                               -----------           -----------    -----------      ----------          ---------

BALANCE - MARCH 31, 2000                       13,255,800            $    13,256    $   389,324      $ (714,988)         $(312,408)
                                               ===========           ===========    ===========      ==========          =========

Page 5
      The accompanying notes are an integral part of these financial statements.

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
      FOR THE PERIOD OCTOBER 29, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999
           (AUDITED) AND THE QUARTER ENDED MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      OCTOBER 29, 1999
                                                                        (INCEPTION)
                                                                      THROUGH DECEMBER       QUARTER ENDED
                                                                          31, 1999           MARCH 31, 2000
                                                                      -----------------      --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                              $      (233,446)       $        (481,542)
Adjustments  to reconcile net loss to net cash used in operating activities
     Depreciation expense                                                          --                      694
     Changes in operating assets and liabilities
         Stockholder advances                                                      --                   (6,031)
         Accounts payable and accrued liabilities                               3,446                   82,264
         Royalty payable to related party                                     130,000                  (52,761)
                                                                      ---------------        -----------------
NET CASH USED IN OPERATING ACTIVITIES                                        (100,000)                (457,376)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment                                              --                  (28,912)
                                                                      ---------------        -----------------
NET CASH USED IN INVESTING ACTIVITIES                                              --                  (28,912)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock                                                      100,080                  302,500
Proceeds from note payable                                                         --                  200,000
                                                                      ---------------        -----------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                     100,080                  502,500
                                                                      ---------------        -----------------

NET INCREASE IN CASH                                                               80                   16,212

CASH - beginning of period                                                         --                       80
                                                                      ---------------        -----------------

CASH - end of period                                                 $             80        $          16,292
                                                                      ===============        =================

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES

Issuance of common stock in connection with reorganization            $            --        $          12,872
                                                                      ===============        =================

Page 6
      The accompanying notes are an integral part of these financial statements.

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------

1. NATURE OF BUSINESS AND REORGANIZATION

Compsports USA, Inc. (the "Company") was incorporated in the State of Nevada on October 29, 1999 ("inception") and has elected a June 30 fiscal year end. The Company is in the development and enhancement stage of becoming an operator of on-line golf and other sports games on the Internet.

The Company is classified as a development stage enterprise under accounting principles generally accepted in the United States ("GAAP"), and has not commenced its planned principal operations to generate revenues.

REORGANIZATION

On February 3, 2000, Accord Ventures, Inc, a Nevada corporation ("ACVN"), and the Company entered into an Agreement and Plan of Reorganization (the "Plan") structured to result in ACVN's acquisition of all of the outstanding shares of the Company's common stock (the "Reorganization"). The Reorganization was intended to qualify as a tax-free transaction under Section 368 (a)(1)(B) of the 1986 Internal Revenue Code, as amended. Under the Plan's terms, the Company's former stockholders (1) received 100 shares of ACVN common stock for each one share of the Company and (2) acquired approximately 60% of the outstanding common stock of ACVN. In connection with the Reorganization, ACVN redeemed 4.5 million shares of common stock owned by its officers and directors in exchange for certain mineral lease rights.

On March 15, 2000, the Company completed the Reorganization by entering into a reverse merger through a tax-free reorganization with ACVN, a publicly traded "shell" company, whereby all of the Company's outstanding common stock was acquired by ACVN. The Company was previously a privately held company, with no public market for its stock.

Management has accounted for the Reorganization as a capital stock transaction (as opposed to a "business combination," as that term is otherwise defined by GAAP). Accordingly, the Reorganization has been reported as a recapitalization of the Company, which is considered the acquirer for accounting purposes (a reverse acquisition). Through its former stockholders, the Company is deemed the acquirer for accounting purposes because of (a) its majority ownership of ACVN,
(b) its representation on ACVN's board of directors, and (c) executive management positions held by former officers of Compsports USA, Inc., the predecessor entity.

There are certain restrictions on the sale or other transfer of the Company's common stock issued under the Plan. Such stock, generally referred to as "Rule 144 stock," was not registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------

1. NATURE OF BUSINESS AND REORGANIZATION (continued)

REORGANIZATION (continued)

an exemption from its registration requirements. Each exchanging stockholder agreed to (1) acquire such stock for his/her own account, and (2) hold the stock for investment purposes only. In addition, the stock certificates must contain a legend documenting these restrictions, and the legend requires the stockholder to obtain a legal opinion that any proposed sale is exempt from registration under the Act.

ACVN was incorporated in September 1998 and was a development stage entity on March 15, 2000. ACVN had immaterial assets and liabilities as of March 15, 2000, and has not earned any revenues since inception.

As of June 27, 2000, the former stockholders of the Company owned approximately 60% of the 12.95 million post-Reorganization shares of ACVN's outstanding common stock. Such shares are restricted securities under Federal law; except for any stockholders who are deemed to be statutory underwriters, such shares will begin to become available for sale (under certain conditions, and subject to statutory limitations) after March 15, 2001.

The historical accumulated deficit of the Company has been carried forward to the post-acquisition period; no goodwill has been recorded. Reorganization transaction costs such as legal fees have been expensed as incurred.

Because the accompanying unaudited March 31, 2000 balance sheet is subsequent to the Reorganization's closing date and the results of ACVN's operations are immaterial to the Company's financial statements, pro forma financial information as if the Reorganization had occurred on January 1, 2000 has not been presented.

On March 15, 2000, the Company changed its name to Virtual World of Sports, Inc. The Company's common stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers under the symbol "VWOS."

REGULATORY MATTERS

The Company has engaged legal counsel to determine whether its on-line sports games could be considered gaming activities. Neither a gaming commission nor any other regulatory agency has made a determination as to the classification of the Company's activities. The Company's viability is dependent upon its non-gaming classification. Management considers its games to be games of skill and not subject to casino type gambling regulations.

MARCH 31, 2000 BASIS OF PRESENTATION

In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position at March 31, 2000 and the results of operations for the quarter then ended have been included, and all such adjustments (other than those relating to the Reorganization) are of a normal recurring nature. The results of operations for the quarter ended March 31, 2000 are not necessarily indicative of the operating results that can be expected for the year ending June 31, 2000.

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of Company management, who is responsible for their integrity and objectivity. These accounting policies conform to GAAP in all material respects, and have been consistently applied in preparing the accompanying financial statements.

USE OF ESTIMATES

Management uses estimates and assumptions in preparing financial statements in accordance with GAAP. Such estimates and assumptions affect the reported amounts of certain assets and liabilities, disclosures relating to any contingent assets and liabilities, and reported amounts of certain expenses. Actual results could materially differ from the estimates used to prepare the accompanying financial statements in the near term.

INCOME TAXES

Using the liability method required by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," the estimated tax effects of temporary differences between financial and income tax reporting are recorded in the period in which the events occur. Such differences between the financial and tax bases of assets and liabilities result in future tax deductions or taxable income.

LOSS PER SHARE

Loss per common and common equivalent share is based on the weighted average number of shares of common stock and potential common stock outstanding

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

LOSS PER SHARE (continued)

during the period in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share."

For the period ended December 31, 1999, loss per share is based on the Company's common shares outstanding as retroactively adjusted for the exchange ratio in the Reorganization.

3. COMMON STOCK

As of June 27, 2000, all of the Company's former stockholders had executed the agreement to exchange their Company shares for ACVN stock in connection with the Reorganization described in Note 1. Thus, although such ACVN shares had not been issued by the transfer agent as of March 31, 2000, such stock has been reported as issued and outstanding common stock in the accompanying unaudited March 31, 2000 balance sheet.

4. ROYALTY AGREEMENT

In November 1999, the Company entered into an exclusive worldwide licensing agreement with Compsports PTY LTD, an Australian corporation, owned by a Company officer who is also the Company's majority shareholder, for the Company's gaming technology. The Company is required to pay royalties amounting to 3.5% of all net revenues derived from the licensed technology with minimum royalties of $230,000 for 1999 and $350,000 per quarter thereafter, calculated on a calendar quarterly basis until October 2024.

Under the licensing agreement, Compsports PTY LTD is required to provide all maintenance, service, and operational support for running the Company's computer network, which includes the costs of maintaining adequate staff in the United States. During the quarter ended March 31, 2000, the Company incurred and paid costs of $180,761 on behalf of Compsports PTY LTD to maintain staff in the United States. Such amount has been netted against royalty payable in the accompanying March 31, 2000 balance sheet.

The gaming technology licensed under this agreement has not been patented or copyrighted.

Because Compsports PTY LTD and the Company have commonality of ownership and are under common management control, reported operating results and/or the financial position of the Company could significantly differ from what would have been obtained if such entities were autonomous.

5. INCOME TAXES

At December 31, 1999, the Company had federal tax net operating loss ("NOL") carryforwards of approximately $100,000, which expire in the year 2019.

At December 31, 1999, the Company had a deferred tax asset of approximately $79,000. The Company recorded a 100% valuation allowance against this deferred tax asset resulting in no net effect in the accompanying financial statements. This deferred tax asset arose primarily from (a) the use of accrual basis accounting for financial reporting purposes and cash basis accounting for income tax reporting purposes and (b) NOL carryforwards.

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------

6. RELATED PARTY TRANSACTIONS

Bruce H. Haglund, Esq. is an officer and stockholder of the Company and is a partner in the law firm of Gibson, Haglund & Paulsen ("GHP"), legal counsel to the Company. For the period from inception to December 31, 1999, the Company paid or incurred legal fees to GHP of approximately $3,000.

7. GOING CONCERN AND LIQUIDITY CONSIDERATIONS

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the ordinary course of business. For the period from October 29, 1999 (inception) through March 31, 2000, the Company incurred losses of approximately $715,000 and had negative cash flow from operations. The Company estimates that approximately $9 million of additional capital will be necessary to launch its technology.

Such factors indicate that the Company may be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability of assets that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient revenue and related cash flow to meet its obligations on a timely basis and/or to obtain additional financing as may be required, and ultimately to attain profitability. The Company is presently pursuing additional equity financing and is in discussions with potential investors.

8. SUBSEQUENT EVENTS

NOTES PAYABLE

In March 2000, the Company issued an unsecured note payable to a stockholder for $200,000. Principal and interest at 10% per annum are due on October 15, 2000.

In June 2000, the Company issued an unsecured note payable to a stockholder for $145,000. Principal and interest at 10% per annum are due on December 25, 2000.

PRIVATE OFFERING OF COMMON STOCK (UNAUDITED)

In February 2000, the Company issued a private placement memorandum ("PPM") offering a maximum of 2,375,000 shares of restricted common stock at $4.00 per share. If such offering had been fully subscribed, the Company would have received net proceeds of $8,600,000 (after estimated issuance costs of $900,000). The PPM provided that gross proceeds of at least $2,000,000 must be received before any funds could be released (from an escrow account managed by legal counsel) for the Company's use.

The Company received a total of approximately $200,000 from the above offering. Because of the investor's willingness to accept the increased risks associated with an investment in the Company under these circumstances, such investors and the Company executed amended subscription agreements in April 2000. These agreements resulted in the issuance of 88,890 shares of common stock at a price of $2.25 per share (a 25% discount from the then current market price of the Company's common stock).

                          VIRTUAL WORLD OF SPORTS, INC.
                         (FORMERLY COMPSPORTS USA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------

8. SUBSEQUENT EVENTS (continued)

SPONSORSHIP AGREEMENT

In April 2000, the Company entered into a sponsorship agreement (the "Agreement") in which it acquired the title sponsorship rights to the Australian Ladies Masters Golf Tournament (the "Tournament") for the years 2001-2003. The Agreement stipulates that the Company establish three irrevocable stand-by letters of credit totaling $5,400,000. Payments are due beginning September 2000 and continue until February 2003. The Company also has an option to extend the Agreement for an additional three years at a total cost of $6,300,000. The Agreement is governed by the laws of Queensland, Australia.

The Company has not obtained the required letters of credit as of June 27, 2000, and is currently in negotiations with the Tournament regarding the payment under the letters of credit.

DELINQUENT SEC FILING

The Company's Form 10-QSB for the quarter ended March 31, 2000 was not timely filed. As a result, the ability of Company stockholders to sell restricted stock under Rule 144 may be delayed.

ISSUANCE OF COMMON STOCK (UNAUDITED)

On May 2, 2000, the Company issued 250,000 shares of its common stock in exchange for consulting services. On this date, the market price of the Company's common stock as quoted on the OTC Bulletin Board was $2.50.

DIVIDENDS

In the first quarter of 2000, the Company's Board of Directors approved a resolution to pay dividends equal to 33% of net income.

STOCK OPTION PLAN

Effective February 15, 2000, the Company adopted a compensatory stock option plan (the "Plan") which permits the issuance of nonstatutory stock options for a maximum of 15 million shares. Such options are not intended to qualify as "incentive stock options" as defined by the Internal Revenue Code. The exercise price of such stock options shall be determined by the Company; the options will vest over a maximum period of three years. As of June 27, 2000, the Company had not granted any options under the Plan, which expires in February 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ACCORD VENTURES, INC.

    Date: 3/22/00                  By:/s/Troy B. Davis
         ---------                --------------------------------------
                                  Troy B. Davis
                                  CEO, CFO and Director


    Date: 3/22/00                  By:/s/Peter Johnson
         ---------                --------------------------------------
                                  Peter Johnson
                                  President and Director

    Date: 3/22/00                  By:/s/R. Gene Klawetter
         ---------                --------------------------------------
                                  R. Gene Klawetter
                                  Director